UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 23, 2015

CACHET FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East

Southwest Tech Center A

Minneapolis, MN 55317

(Address of principal executive offices) (Zip Code)

(952) 698-6980

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2015, Cachet Financial Solutions, Inc. entered into an addendum to the financing commitment letter dated as of July 30, 2014 with our directors James L. Davis and Michael J. Hanson, under which addendum Mr. Hanson agreed to an additional advancement of $250,000 under the terms of the agreement. As of October 23, 2015, the Company had a total of approximately $639,000 outstanding principal and accrued interest owed to Mr. Hanson under this agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Addendum #2 to Commitment Letter with James L. Davis and Michael J. Hanson, dated October 23, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS, INC.: (Registrant)

By:	/s/ Darin P. McAreavey
Darin P. McAreavey Executive Vice President and Chief Financial Officer

Dated: October 30, 2015

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